THE CHARLES SCHWAB FAMILY OF FUNDS

Schwab Variable Share Price Money FundTM – Ultra Shares

Supplement dated May 20, 2016, to the

Statutory Prospectus dated January 20, 2016

This supplement provides new and additional information beyond that contained in the Statutory Prospectus and should be read in conjunction with the Statutory Prospectus.

Schwab Variable Share Price Money Fund – Ultra Shares was established as a cash management vehicle for affiliated mutual funds and was not available to other investors. Effective May 20, 2016, Schwab Variable Share Price Money Fund – Ultra Shares will open to other investors that meet the minimum investment requirements stated in the Statutory Prospectus.

Accordingly, the Statutory Prospectus is revised as follows:

•	The first and second sentences in the fourth paragraph under the heading “Purchase and sale of fund shares” on Page 3 are deleted in their entirety.

•	The first and second sentences in the first paragraph under the heading, “More about the fund” on Page 13 are deleted in their entirety.

•	The fourth and fifth sentences in the first paragraph under “Additional policies affecting your investment” on Page 19 are deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG91979-00 (05/16) 00167046